Exhibit 99.2

Independent Auditor’s Report

To the Board of Directors and Management of

ENERTEC SYSTEMS 2001 LTD

We have audited the accompanying financial statements of ENERTEC SYSTEMS 2001 LTD. ("the company"), which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of operations and comprehensive income, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the above, mentioned financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and 2016, and the related results of its operations and cash flows for each of the two years period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States.

/s/ Ziv Haft
Ziv Haft. Certified Public Accountants (Isr.) BDO Member Firm

Tel-Aviv, Israel

April 13, 2018

ENERTEC SYSTEMS 2001 LTD.

 BALANCE SHEETS

(In Thousands, except Share and Par Value data)

	December 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$279	$128
Restricted cash	4,224	3,895
Trade accounts receivable, net	4,807	8,499
Inventories	1,506	1,467
Related party	460	418
Other accounts receivable	66	13
Total current assets	11,342	14,420

Property and equipment, net	676	676
Deferred tax	71	177
Long term Assets	27	26
Total long term assets	774	879

Total assets	$12,116	$15,299

F-3

ENERTEC SYSTEMS 2001 LTD.

  BALANCE SHEETS

(In Thousands, except Share and Par Value data)

	December 31, 2017	December 31, 2016
LIABILITIES AND EQUITY
Current liabilities:
Short term bank credit	$8,863	$6,312
Short term credit from others	—	669
Trade accounts payable	1,380	1,898
Other accounts payable	957	1,131
Total current liabilities	11,200	10,010

Accrued severance pay, net	138	—

Stockholders’ Equity:
Common stock; 1 NIS par value, 287,700 shares authorized, and 251,000 shares issued and outstanding as of December 31, 2017 and 2016.	57	57
Accumulated other comprehensive loss	308	(82)
Retained earnings	413	5,314
Enertec stockholders' equity	778	5,289

Total Liabilities and equity	$12,116	$15,299

/s/ Nissim Ovadia	/s/ Zvi Avni	/s/ David Lucatz	April 13, 2018
Nissim Ovadia CFO	Zvi Avni CEO	David Lucatz Chairmen of the board	Date of approval of the Financial statements

F-4

 ENERTEC SYSTEMS 2001 LTD.

 STATEMENTS OF INCOME

(In Thousands,)

	Year ended December 31,
	2017	2016

Revenues	$7,061	$9,464
Cost of revenues	7,790	7,941
Gross profit(loss)	(729)	1,523
Operating expenses:
Selling and marketing	546	518
Research and development	672	588
General and administrative	2,200	1,400
Total operating expenses	3,418	2,506
Loss from operations	(4,147)	(983)

Finance expenses, net	630	353
Loss before provision for income taxes	(4,777)	(1,336)
Provision (benefit) for income taxes	124	(85)
Net loss	(4,901)	(1,251)

F-5

ENERTEC SYSTEMS 2001 LTD.

 STATEMENTS OF COMPREHENSIVE INCOME

(In Thousands)

	Year ended December 31,
	2017	2016
Net Loss	$(4,901)	$(1,251)
Other comprehensive loss, net of tax:
Currency translation adjustment	390	97

Total comprehensive Loss	$(4,511)	$(1,154)

F-6

ENERTEC SYSTEMS 2001 LTD.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

 (In Thousands, Except Numbers of Shares)

	Common Stock		Accumulative Other Comprehensive	Retained	Total Stockholders’
	Shares(*)	Amount	Loss	Earnings	Equity
Balance, December 31, 2015	251,000	$57	$(179)	$6,565	$6,443
Comprehensive loss	—	—	97	(1,251)	(1,154)
Balance, December 31, 2016	251,000	57	(82)	5,314	5,289
Comprehensive loss	—	—	390	(4,901)	(4,511)
Balance, December 31, 2017	251,000	57	308	413	778

F-7

ENERTEC SYSTEMS 2001 LTD.

STATEMENTS OF CASH FLOWS

(In Thousands)

	Year ended December 31,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,901)	$(1,251)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	123	101
Change in deferred taxes, net	108	(85)

Changes in operating assets and liabilities:
Decrease in trade accounts receivable, net	3,892	818
Decrease in inventories	118	484
Decrease in related party	4	719
Decrease (increase) in other account receivables	(51)	11
Increase in long term assets	(3)	(13)
Increase in accrued severance pay, net	139	—
Increase (decrease) in trade accounts payable	(616)	302
Increase (decrease) in other accounts payable	(180)	142
Net cash provided by (used in) operating activities	$(1,367)	$1,228

F-8

ENERTEC SYSTEMS 2001 LTD.

STATEMENTS OF CASH FLOWS

(In Thousands)

	Year ended December 31,
	2017	2016
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(48)	(100)
Restricted cash	91	(474)
Net cash provided by (used in) investing activities	$43	$(574)

CASH FLOWS FROM FINANCING ACTIVITIES:
Short term bank credit	2,096	(731)
Short term loans from others	(669)	8
Net cash provided by (used in) financing activities	$1,427	$(723)

NET CASH INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	103	(69)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	128	210
TRANSLATION ADJUSTMENT OF CASH AND CASH EQUIVALENTS	(48)	(13)
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$279	$128

F-9

ENERTEC SYSTEMS 2001 LTD

NOTES TO FINANCIAL STATEMENTS

(In Thousands)

NOTE 1 — DESCRIPTION OF BUSINESS

Overview

Enertec Systems 2001 Ltd. (“we,” “Enertec” or "Enertec systems" or “the Company”), an Israeli corporation, was formed on 2001 and began operation on 2002.

Enertec operates in the Defense and Aerospace markets and designs, develops, manufactures and supplies various customized military computer-based systems, simulators, automatic test equipment and electronic instruments. Enertec’s solutions and systems are designed according to major aerospace integrators’ requirements and are integrated by them into critical systems such as command and control, missile fire control, maintenance of military aircraft and missiles for use by the Israeli Air Force and Navy and by foreign defense entities.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Functional Currency

The functional currency of the company is NIS, as this is the currency of most revenues and expenses. The reporting currency in these financial statements is the U.S. Dollar. Assets and liabilities are translated at year-end-exchange rates, while revenues and expenses are translated at monthly average exchange rates during the year. Differences resulting from translation are presented in the statements of comprehensive income.

Use of Estimate

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Cash, Cash Equivalents and Restricted Cash

Cash equivalents are considered by the Company to be highly-liquid investments, including inter-alia, short-term deposits with banks, of which do not exceed maturities of three months at the time of deposit and which are not restricted. Restricted cash primarily represents cash not available to us for immediate and general use.

Revenue Recognition

The Company’s enters into long-term fixed-price contracts with customers to manufacture test systems, simulators, and airborne applications. Revenues on these long-term fixed-price contracts are recognized under the percentage-of-completion method. In using the percentage of completion method, revenues are recorded based on the percentage of cost incurred to date on a contract relative to the estimated total expected contract cost. Management uses historical experience, project plans and an assessment of the risks and uncertainties inherent in the arrangement to establish the total estimated costs. The percentage of completion is established by the costs incurred to date as a percentage of the estimated total costs of each contract (cost-to-cost method). Contract costs include all direct material and labor costs.

F-10

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Revenue Recognition (Cont.)

The Company recognizes anticipated contract losses, if any, in the period in which they first became evident. As of December 31, 2017, approximately $3,491 (on December 31, 2016: $4,805) of the accounts receivable balance was unbilled.

Allowance for Doubtful Accounts

The Company establishes an allowance for doubtful accounts to ensure trade receivables are not overstated due to uncollectability. The allowance for doubtful accounts was based on specific receivables, which their collection, in the opinion of Company’s management, is in doubt. Trade receivables are charged off in the period in which they are deemed to be uncollectible. As of December 31, 2017 and 2016, the allowance for doubtful accounts amounted to $0 and $292, respectively.

Inventories

Inventories of raw materials are stated at the lower of cost (first-in, first-out basis) or realizable value. Cost of work in process comprises direct materials, direct production costs and an allocation of production overheads based on normal operating capacity.

Property and Equipment

Long live assets that are not considered to have an indefinite useful life are amortized using the straight-line basis over their estimated useful lives. The Company evaluates property and equipment for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. The Company assesses the recoverability of the assets based on the undiscounted future cash flow and recognizes an impairment loss when the estimated undiscounted future cash flow expected to result from the use of the asset plus the net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. When the Company identifies impairment, it reduces the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. During the years ended December 31, 2017 and 2016, no indicators of impairment have been identified.

Annual rates of depreciation are as follows:

Leasehold improvements	Over the shorter of the lease term or the life of the assets
Machinery and equipment	7-14 years
Furniture and fixtures	10-14 years
Transportation equipment	7 years
Computer equipment	3 years

Research and Development Costs

Research and development costs are charged to statements of income as incurred.

F-11

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Comprehensive Income (Loss)

The Company's other comprehensive income (loss) for all periods presented are related to the translation from functional currency to presentation currency.

Income Taxes

Deferred taxes are determined utilizing the “asset and liability” method, whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, when it’s more likely than not that deferred tax assets will not be realized in the foreseeable future.

The Company applied FASB ASC Topic 740-10-25, “Income Taxes,” which provides guidance for recognizing and measuring uncertain tax positions and prescribes a threshold condition that a tax position must meet for any of the benefits of the uncertain tax position to be recognized in the financial statements. It also provides accounting guidance on derecognizing, classification and disclosure of these uncertain tax positions. The Company’s policy on classification of all interest and penalties related to unrecognized income tax positions, if any, is to present them as a component of income tax expense.

Financial Instruments

1.	Concentration of credit risks:

Financial instruments that have the potential to expose the Company to credit risks are mainly cash and cash equivalents, bank deposit accounts and trade receivables.

The Company holds cash and cash equivalents, and deposit accounts at large banks in Israel, thereby substantially reducing the risk of loss.

With respect to trade receivables, the risk is limited due to the nature and size of the entities that constitute the Company’s customer base. The Company assesses the financial position of its customers prior to the engagement with them.

The Company performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts and generally does not require collateral. An appropriate allowance for doubtful accounts is included in the accounts.

F-12

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Financial Instruments (Cont.)

2.	Fair value measurement:

The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1:   Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2:    Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3:    Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

Recent Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update (ASU) 2016-18. This updates provides guidance on the classification and presentation of changes in restricted cash or restricted cash equivalents in the statement of cash flows under Topic 230, Statement of Cash Flows. The amendments are effective for reporting periods (interim and annual) beginning after December 15, 2017, with early adoption permitted. The amendments will be applied retrospectively to each period presented.

In February 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-02, which supersedes the lease accounting guidance in ASC 840, Leases. The new guidance requires lessees to recognize a right-of-use asset and a lease liability on the balance sheet for all leases with the exception of short-term leases. For lessees, leases will continue to be classified as either operating or finance leases in the income statement. Lessor accounting is similar to the current model but updated to align with certain changes to the lessee model. The amendments are effective for reporting periods (interim and annual) beginning after December 15, 2018, with early adoption permitted. The amendments must be adopted using a modified retrospective approach. The Company is currently evaluating the impact of the amended guidance on its financial statements.

F-13

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Recent Accounting Pronouncements (Cont.)

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers” (ASU 2014-09), which requires that the Company will recognize revenues when a customer obtains control of a promised good or service (the asset), rather than when the significant risks and rewards of ownership of the asset transfer to the customer. The standard also includes extensive disclosure requirements. ASU 2014-09, as amended, is effective for us beginning January 1, 2018. The company plans to adopt the standard in the first quarter of 2018.

The Company analyzed its long-term contracts in accordance with the criteria for over time recognition in ASC 606-10-25-27. The company concluded that these contracts meet ASC 606-10-25-27(c) because its performance does not create an asset with an alternative use to the entity, and the Company has an enforceable right to payment for performance completed to date

NOTE 3 — FAIR VALUE MEASUREMENTS

Items carried at fair value as of December 31, 2017 and 2016 are cash, cash equivalents and restricted cash and they are classified as level 1, as described in Note 2.

NOTE 4 — TRADE ACCOUNTS RECEIVABLE, NET

	December 31,
	2017	2016
Trade accounts receivable	$4,807	$8,791
Allowance for Doubtful Accounts	—	(292)
Trade accounts receivable, net	$4,807	$8,499

NOTE 5- INVENTORIES

Inventories are stated at the lower of cost or market, computed using the first-in, first-out method. Inventories consist of the following:

	December 31,
	2017	2016
Raw materials	$1,506	$1,467

F-14

NOTE 6 — PROPERTY AND EQUIPMENT, NET

Property and equipment consists of the following as of December 31, 2017 and 2016:

	December 31,
	2017	2016
Leasehold improvements	$554	$486
Machinery and equipment	231	209
Furniture and fixtures	280	252
Transportation equipment	89	80
Computer equipment	727	625

Less accumulated depreciation	(1,205)	(976)
	$676	$676

Depreciation expenses totaled $123 and $101, for the years ended December 31, 2017 and 2016, respectively.

NOTE 7 - SHORT TERM BANK LOANS:

Composition:

	Interest rate as of December 31, 2017	Linkage basis	Total short-term liabilities
			December 31,
	%		2017	2016
Due to banks	Prime plus 0.7%- 3.85%	NIS	$8,863	$6,312

As of December 31, 2017, the Company had short term bank credit of $8,863 that bear interest of prime plus 0.7% through 3.85% paid either on a monthly or weekly basis.

The Company has committed to certain covenants under its bank loan. See also note 12.

The Restricted cash in the balance sheets stands as a collateral in favor of the loans.

NOTE 8 — LOAN FROM OTHERS

On September 2, 2015, Enertec entered into a Credit Line Agreement with a financing firm (the “Financing Firm”), pursuant to which the Financing Firm agreed to grant Enertec a credit line. The maximum aggregate amount of the Credit Line Agreement is $675 and up to 85% of open trade receivables invoices. The annual interest rate is Prime plus 1.75%. As of December 31, 2016, Enertec had financed$ 669, pursuant to the Credit Line Agreement. As of December 31, 2017 the agreement was expire.

F-15

NOTE 9 — PROVISION (BENEFIT) FOR INCOME TAXES

A.	Basis of Taxation

The Company governed by the tax laws of the state of Israel The Company is entitled to various tax benefits in Israel by virtue of being granted the status of an “Approved Enterprise Industrial Company” as defined by the tax regulations. The benefits include, among other things, a reduced tax rate.

 In December 2010, new legislation amending the Law for Encouragement of Capital Investments of 1959 (the “Investment Law”), was adopted. This new legislation became effective as of January 1, 2011 and applies to preferred income produced or generated by a preferred company from the effective date. Under this new legislation, a uniform corporate tax rate applies to all qualifying income of certain Industrial Companies, or Preferred Enterprise (as defined under the Investment Law), as opposed to the previous law’s incentives, which were limited to income from Approved Enterprises and Privileged Enterprises during their benefits period. Effective beginning in 2014, the regular Israeli tax rate was 26.5% for Regular Entities and 16% or 9% for Preferred Enterprises (depending on the location of industry). Enertec eligible for the tax rate for Preferred Enterprises.

On January 4, 2016, the Israeli Parliament (the Knesset) approved the second and third readings of the amendment to the Israeli Income Tax Act, regarding reduction of corporate tax rate to 25% effective from January 1, 2016. In 2016, Enertec was taxed at the 9% rate.

In December 2016, the Israeli government published the Economic Efficiency Law (2016) (legislative amendments to accomplish budget goals for the years 2017 and 2018). According to which, in 2017 the tax rate will decrease by 1% and starting 2018 by 2%; so that the tax rate will be 24% in 2017 and 23% in 2018 and onwards. Accordingly, the tax rate will be 24% in 2017 and 23% in 2018 and onwards. In addition, the tax rate that applies to Preferred Enterprises in preferred area will be decreased by 1.5% to 7.5% starting January 1, 2017.

B.	Provision (Benefit) for Taxes

	Year ended December 31,
	2017	2016

Current:
Domestic	$—	$—

Taxes related to prior years	—	—
Deferred:
Deferred taxes, net	124	(85)
Total provision (benefit) for income taxes	$124	$(85)

C.	Tax losses

At December 31, 2017, the Company has a net operating loss carry forward of approximately $ 6 million which may be utilized to offset future taxable income for tax purposes.

D.	Tax Assessments

The Company received final tax assessments through tax year 2012.

E.	Uncertain Tax Position

The Company did not record any liability for income taxes associated with unrecognized tax benefits during 2017 and 2016.

F-16

NOTE 10 — RELATED PARTIES

Related parties balances

	Year ended December 31,
	2017	2016
Parent company (*)	$460	418
Total	$460	418

* The balance bears an interest in accordance with the Israeli tax ordinance.

Transactions with related parties

	Year ended December 31,
	2017	2016
Consulting fee paid to controlling shareholder	$—	$458
Total	$—	$458

NOTE 11 — SHAREHOLDER'S EQUITY

Common stock:

Common Stock confers upon their holders the rights to receive notice to participate and vote in general meetings of the Company, and the right to receive dividends if declared.

NOTE 12 — COMMITMENTS AND CONTINGENCIES

Lease commitments-

Enertec’s properties consist of leased combined office and manufacturing facilities used for sales, support, research and development, manufacturing, and our headquarters (management and administrative personnel) and are located in Karmiel, Israel. Annual rent is approximately $257 per year. The lease term expires in June 2021, subject to two five-year extension options and early termination provision after five years, which the company holds.

Legal proceedings

We are not subject to any pending or threatened legal proceedings, nor is our property the subject of a pending or threatened legal proceeding. None of our directors, officers or affiliates is involved in a proceeding adverse to our business or has a material interest adverse to our business.

F-17

NOTE 12 — COMMITMENTS AND CONTINGENCIES (CONT.)

Covenant

 • Enertec Systems has committed to certain covenants under its bank loan, including, among other things that (i) its shareholder’s equity according to its financial statements will not fall below NIS 17,000, and (ii) its shareholder’s equity will not be lower than 30% of the total liabilities on its balance sheet. Enertec Systems has not met all its bank covenants as of December 31, 2017; as a result, the Company reclassified its loans from long-term to short-term liabilities. The restricted cash stands as collateral for the loans.

NOTE 13 — SUPPLEMENTARY FINANCIAL STATEMENTS INFORMATION

A. Other accounts receivable:

	December 31,
	2017	2016
Prepaid expenses	$4	$4
Other	62	9
	$66	$13

B. Other Accounts Payable:

	December 31,
	2017	2016
Employees and wage-related liabilities	$670	$661
Government departments and agencies	—	409
Accrued expenses	287	61
	$957	$1,131

F-18

ENERTEC SYSTEMS 2001 LTD.

 Condensed BALANCE SHEETS

(In Thousands)

	March 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$139	$279
Restricted cash	4,343	4,224
Trade accounts receivable, net	4,844	4,807
Inventories	1,646	1,506
Related party	316	460
Other accounts receivable	13	66
Total current assets	11,301	11,342

Property and equipment, net	650	676
Long term Assets	96	98
Total long term assets	746	774

Total assets	$12,047	$12,116

F-1

ENERTEC SYSTEMS 2001 LTD.

 Condensed BALANCE SHEETS

(In Thousands)

	March 31, 2018	December 31, 2017
LIABILITIES AND EQUITY
Current liabilities:
Short term bank credit	$8,596	$8,863
Trade accounts payable	1,491	1,380
Other accounts payable	1,098	957
Total current liabilities	11,185	11,200

Accrued severance pay, net	134	138

Stockholders’ Equity:
Common stock; 1 NIS par value, 287,700 shares authorized, and 251,000 shares issued and outstanding as of March 31, 2018 and December 31, 2017.	57	57
Accumulated other comprehensive profit	298	308
Retained earnings	373	413
Enertec stockholders' equity	728	778

Total Liabilities and equity	$12,047	$12,116

/s/ Nissim Ovadia	/s/ Zvi Avni	/s/ David Lucatz	May 15, 2018
Nissim Ovadia CFO	Zvi Avni CEO	David Lucatz Chairmen of the board	Date of approval of the Financial statements

F-2

 ENERTEC SYSTEMS 2001 LTD.

 Condensed STATEMENTS OF INCOME

(In Thousands)

	Three months ended March 31,
	2018	2017

Revenues	$2,578	$2,558
Cost of revenues	1,931	2,245
Gross profit	647	313
Operating expenses:
Selling and marketing	119	153
Research and development	58	136
General and administrative	411	440
Total operating expenses	588	729
Profit (loss) from operations	59	(416)

Finance expenses, net	(99)	(201)
Loss before provision for income taxes	(40)	(617)
Provision for income taxes	—	75
Net loss	(40)	(692)

F-3

ENERTEC SYSTEMS 2001 LTD.

 STATEMENTS OF COMPREHENSIVE INCOME

(In Thousands)

	Three months ended March 31,
	2018	2017
Net Loss	$(40)	$(692)
Other comprehensive profit (loss), net of tax:
Currency translation adjustment	(10)	292

Total comprehensive Loss	$(50)	$(400)

F-4

ENERTEC SYSTEMS 2001 LTD.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

 (In Thousands, Except Numbers of Shares)

	Common Stock		Accumulative Other Comprehensive	Retained	Total Stockholders’
	Shares(*)	Amount	Profit (Loss)	Earnings	Equity
Balance, December 31, 2016	251,000	57	(82)	5,314	5,289
Comprehensive loss	—	—	390	(4,901)	(4,511)
Balance, December 31, 2017	251,000	57	308	413	778
Comprehensive loss	—	—	(10)	(40)	(50)
Balance, March 31, 2018	251000	57	298	373	728

F-5

ENERTEC SYSTEMS 2001 LTD.

Condensed STATEMENTS OF CASH FLOWS

(In Thousands)

	Three months ended March 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(40)	(692)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	26	28
Change in deferred taxes, net	—	65

Changes in operating assets and liabilities:
Decrease (increase) in related party	144	(408)
Increase in trade accounts receivable, net	(27)	(411)
Decrease (increase) in inventories	181	(225)
Increase in other account receivables	(263)	(109)
Decrease in long-term Assets	2	—
Increase (decrease) in trade accounts payable	95	(41)
Decrease (increase) in other accounts payable	141	(179)
Decrease in accrued severance pay, net	(4)	(34)
Net cash provided by (used in) operating activities	$255	(2,006)

F-6

ENERTEC SYSTEMS 2001 LTD.

Condensed STATEMENTS OF CASH FLOWS

(In Thousands)

	Three months ended March 31
	2018	2017
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(10)	(15)
Net cash used in investing activities	$(10)	$(15)

CASH FLOWS FROM FINANCING ACTIVITIES:
Short term bank credit	(266)	2,293
Short term loans from others	—	2
Net cash provided by (used in) financing activities	$(266)	$2,295

NET CASH INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(21)	274

CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	4,503	4,023

CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$4,482	$4,297

F-7

ENERTEC SYSTEMS 2001 LTD

NOTES TO FINANCIAL STATEMENTS

(In Thousands)

NOTE 1 — DESCRIPTION OF BUSINESS

Overview

Enertec Systems 2001 Ltd. (“we,” “Enertec” or "Enertec systems" or “the Company”), an Israeli corporation, was formed on 2001 and began operation on 2002.

Enertec operates in the Defense and Aerospace markets and designs, develops, manufactures and supplies various customized military computer-based systems, simulators, automatic test equipment and electronic instruments. Enertec’s solutions and systems are designed according to major aerospace integrators’ requirements and are integrated by them into critical systems such as command and control, missile fire control, maintenance of military aircraft and missiles for use by the Israeli Air Force and Navy and by foreign defense entities.

The accompanying unaudited condensed financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America, or U.S. GAAP, for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2018, are not necessarily indicative of the results that may be expected for the year ending December 31, 2018. The balance sheet at December 31, 2017, has been derived from the Company’s audited financial statements at that date but does not include all of the information and footnotes required by U.S. GAAP for complete financial statements. For further information, please refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on for the year ended December 31, 2017.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Functional Currency

The functional currency of the company is NIS, as this is the currency of most revenues and expenses. The reporting currency in these financial statements is the U.S. Dollar. Assets and liabilities are translated at year-end-exchange rates, while revenues and expenses are translated at monthly average exchange rates during the year. Differences resulting from translation are presented in the statements of comprehensive income.

Use of Estimate

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Cash, Cash Equivalents and Restricted Cash

Cash equivalents are considered by the Company to be highly-liquid investments, including inter-alia, short-term deposits with banks, of which do not exceed maturities of three months at the time of deposit and which are not restricted. Restricted cash primarily represents cash not available to us for immediate and general use.

F-8

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Revenue Recognition

On January 1, 2018, the Company adopted ASC 606, “Revenue from Contracts with Customers,” or ASC 606, and all the related amendments (“new revenue standard”) with respect to all contracts using the modified retrospective method. The Company analyzed its long-term contracts in accordance with the criteria for over time recognition in ASC 606-10-25-27.

The Company enters into long-term fixed-price contracts with customers to manufacture test systems, simulators, and airborne applications. Revenues on these long-term fixed-price contracts are recognized under the percentage-of-completion method. In using the percentage of completion method, revenues are recorded based on the percentage of cost incurred to date on a contract relative to the estimated total expected contract cost. Management uses historical experience, project plans and an assessment of the risks and uncertainties inherent in the arrangement to establish the total estimated costs. The percentage of completion is established by the costs incurred to date as a percentage of the estimated total costs of each contract (cost-to-cost method). Contract costs include all direct material and labor costs.

The company concluded that these contracts meet ASC 606-10-25-27(c) because its performance does not create an asset with an alternative use to the entity, and the Company has an enforceable right to payment for performance completed to date.

The Company recognizes anticipated contract losses, if any, in the period in which they first became evident. As of March 31, 2018, approximately $3,529 (on December 31, 2017: $3,491) of the accounts receivable balance was unbilled.

The cumulative effect of initially applying the new revenue standard was immaterial for the quarter ended March 31, 2018, based on the adoption of ASC 606.

Allowance for Doubtful Accounts

The Company establishes an allowance for doubtful accounts to ensure trade receivables are not overstated due to uncollectability. The allowance for doubtful accounts was based on specific receivables, which their collection, in the opinion of Company’s management, is in doubt. Trade receivables are charged off in the period in which they are deemed to be uncollectible. As of March 31, 2018 and December 31, 2017, the allowance for doubtful accounts amounted to $0 and $0, respectively.

Inventories

Inventories of raw materials are stated at the lower of cost (first-in, first-out basis) or realizable value. Cost of work in process comprises direct materials, direct production costs and an allocation of production overheads based on normal operating capacity.

Property and Equipment

Long live assets that are not considered to have an indefinite useful life are amortized using the straight-line basis over their estimated useful lives. The Company evaluates property and equipment for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. The Company assesses the recoverability of the assets based on the undiscounted future cash flow and recognizes an impairment loss when the estimated undiscounted future cash flow expected to result from the use of the asset plus the net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. When the Company identifies impairment, it reduces the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. During the years ended March 31, 2018 and December 31, 2017, no indicators of impairment have been identified.

F-9

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Property and Equipment (Cont.)

Annual rates of depreciation are as follows:

Leasehold improvements	Over the shorter of the lease term or the life of the assets
Machinery and equipment	7-14 years
Furniture and fixtures	10-14 years
Transportation equipment	7 years
Computer equipment	3 years

Research and Development Costs

Research and development costs are charged to statements of income as incurred.

Comprehensive Income (Loss)

The Company's other comprehensive income (loss) for all periods presented are related to the translation from functional currency to presentation currency.

Income Taxes

Deferred taxes are determined utilizing the “asset and liability” method, whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, when it’s more likely than not that deferred tax assets will not be realized in the foreseeable future.

The Company applied FASB ASC Topic 740-10-25, “Income Taxes,” which provides guidance for recognizing and measuring uncertain tax positions and prescribes a threshold condition that a tax position must meet for any of the benefits of the uncertain tax position to be recognized in the financial statements. It also provides accounting guidance on derecognizing, classification and disclosure of these uncertain tax positions. The Company’s policy on classification of all interest and penalties related to unrecognized income tax positions, if any, is to present them as a component of income tax expense.

Financial Instruments

1.	Concentration of credit risks:

Financial instruments that have the potential to expose the Company to credit risks are mainly cash and cash equivalents, bank deposit accounts and trade receivables.

The Company holds cash and cash equivalents, and deposit accounts at large banks in Israel, thereby substantially reducing the risk of loss.

With respect to trade receivables, the risk is limited due to the, nature and size of the entities that constitute the Company’s customer base. The Company assesses the financial position of its customers prior to the engagement with them.

The Company performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts and generally does not require collateral. An appropriate allowance for doubtful accounts is included in the accounts.

F-10

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Financial Instruments (Cont.)

2.	Fair value measurement:13

The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1:    Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2:    Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3:    Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

Recent Accounting Pronouncements

In February 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-02, which supersedes the lease accounting guidance in ASC 840, Leases. The new guidance requires lessees to recognize a right-of-use asset and a lease liability on the balance sheet for all leases with the exception of short-term leases. For lessees, leases will continue to be classified as either operating or finance leases in the income statement. Lessor accounting is similar to the current model but updated to align with certain changes to the lessee model. The amendments are effective for reporting periods (interim and annual) beginning after December 15, 2018, with early adoption permitted. The amendments must be adopted using a modified retrospective approach. The Company is currently evaluating the impact of the amended guidance on its financial statements.

NOTE 3 — FAIR VALUE MEASUREMENTS

Items carried at fair value as of March 31, 2018 and December 31, 2017 are cash, cash equivalents and restricted cash and they are classified as level 1, as described in Note 2.

NOTE 4- INVENTORIES

Inventories are stated at the lower of cost or market, computed using the first-in, first-out method. Inventories consist of the following:

	March 31, 2018	December 31, 2017
Raw materials	$1,646	$1,506

F-11

NOTE 5 - SHORT TERM BANK LOANS:

Composition:

	Interest rate as of March 31, 2018	Linkage basis	Total short-term liabilities
	%		March 31, 2018	December 31, 2017
Due to banks	Prime plus 0.7%- 3.85%	NIS	$8,596	$8,863

As of March 31, 2018, the Company had short term bank credit of $8,596 that bear interest of prime plus 0.7% through 3.85% paid either on a monthly or weekly basis.

The Company has committed to certain covenants under its bank loan.

The Restricted cash in the balance sheets stands as a collateral in favor of the loans.

NOTE 6 — LOAN FROM OTHERS

On September 2, 2015, Enertec entered into a Credit Line Agreement with a financing firm (the “Financing Firm”), pursuant to which the Financing Firm agreed to grant Enertec a credit line. The maximum aggregate amount of the Credit Line Agreement is $675 and up to 85% of open trade receivables invoices. The annual interest rate is Prime plus 1.75%. As of December 31, 2016, Enertec had financed$ 669, pursuant to the Credit Line Agreement. As of December 31, 2017 the agreement was expire.

F-12